SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Deutsche Alternative Asset Allocation Fund
Deutsche California Tax-Free Income Fund
Deutsche Capital Growth Fund
Deutsche Communications Fund
Deutsche Core Equity Fund
Deutsche Core Fixed Income Fund
Deutsche Core Plus Income Fund
Deutsche CROCI® Equity Dividend Fund
Deutsche CROCI® International Fund
Deutsche CROCI® Sector Opportunities Fund
Deutsche CROCI® U.S. Fund
Deutsche Diversified Market Neutral Fund
Deutsche Emerging Markets Equity Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche European Equity Fund
Deutsche Floating Rate Fund
Deutsche Global Equity Fund
Deutsche Global Growth Fund

Deutsche Global High Income Fund
Deutsche Global Income Builder Fund
Deutsche Global Inflation Fund
Deutsche Global Infrastructure Fund
Deutsche Global Real Estate Securities Fund
Deutsche Global Small Cap Fund
Deutsche GNMA Fund
Deutsche Gold & Precious Metals Fund
Deutsche Health and Wellness Fund
Deutsche High Income Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche International Value Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Large Cap Value Fund
Deutsche Latin America Equity Fund
Deutsche LifeCompass 2015 Fund
Deutsche LifeCompass 2020 Fund
Deutsche LifeCompass 2030 Fund
Deutsche LifeCompass 2040 Fund
Deutsche LifeCompass Retirement Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Growth Fund
Deutsche Mid Cap Value Fund

Deutsche MLP & Energy Infrastructure Fund
Deutsche New York Tax-Free Income Fund
Deutsche Real Estate Securities Fund
Deutsche Real Estate Securities Income Fund
Deutsche S&P 500 Index Fund
Deutsche Science and Technology Fund
Deutsche Select Alternative Allocation Fund
Deutsche Short Duration Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Small Cap Core Fund
Deutsche Small Cap Growth Fund
Deutsche Small Cap Value Fund
Deutsche Strategic Equity Long/Short Fund
Deutsche Strategic Government Securities Fund
Deutsche Strategic High Yield Tax-Free Fund
Deutsche U.S. Bond Index Fund
Deutsche Ultra-Short Duration Fund
Deutsche Unconstrained Income Fund
Deutsche World Dividend Fund

Effective on or about July 31, 2015, the following information replaces similar disclosure contained in each fund’s Statement of Additional Information under the “Class A Shares Reduced Sales Charges” sub-section of the “PURCHASE AND REDEMPTION OF SHARES” section:

Class A Shares Reduced Sales Charges

Combined Purchases. A fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in all share classes of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds).

Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all share classes of retail Deutsche funds (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).

Letter of Intent. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the “Class A Sales Charge Schedule” set forth in Part II – Appendix II-F, also apply to the aggregate amount of purchases of all shares of retail Deutsche funds (excluding direct purchases of Deutsche money market funds) made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans)

May 19, 2015
SAISTKR-204

and DDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all shares of such Deutsche funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Please Retain This Supplement for Future Reference

May 19, 2015
SAISTKR-204